Exhibit 10.1



     This Agreement dated December 27, 2005 ("Agreement") is by and between David M. Loev, Attorney at Law, ("Attorney") an individual and XA, Inc., a Nevada corporation ("XA").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, XA desires for Attorney to serve as its General Counsel and be responsible for corporate/securities matters for XA;

     WHEREAS, Attorney desires to serve as General Counsel for XA and be responsible for corporate/securities matters;

     WHEREAS, Attorney and XA previously entered into agreements covering Attorney serving as General Counsel and providing corporate/securities work, and the parties desire to enter into a new agreement on the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, and considerations herein contained, the parties hereto agree as follows:


1.   Corporate/Securities  Work.
     ---------------------------
     The "Corporate/Securities Work," to be completed by Attorney under this Agreement shall encumber the preparation and/or review of Schedule 13Ds, Form 3s, Form 4s, Schedule 13Gs, Schedule 14As, Schedule 14Cs, Form 10-Qs, Form 10-Ks and Form 8-Ks filed with the SEC. It will also include the review of press releases. Corporate/Securities Work shall not include the preparation of any registration statements, responding to any comments from the SEC, negotiating, reviewing or drafting of various agreements, and all corporate/securities matters that Attorney has knowledge and expertise with unless specifically covered under Corporate/Securities Work. In addition, Blue Sky matters will not fall within Corporate/Securities Work.

2.   Payment  For  Corporate/Securities  Work.
     ----------------------------------------
     In consideration for Corporate/Securities Work completed by Attorney, XA agrees to pay Attorney $4,250 per month, reimburse Attorney for out of pocket expenses, and issue 30,000 shares of S-8 registered common stock, which XA agrees to register with the SEC within 30 days of the date of this agreement. The services provided by Attorney in consideration for the

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     shares  will  not  be  rendered  in  connection  with  the offer or sale of securities in a capital-raising transaction, and will not directly or indirectly promote or maintain a market for XA's securities. The work that does not fall within Corporate/Securities Work shall be billed either hourly at the following hourly billable rates: David Loev, $285 per hour, Trae High, $200 per hour, and John Gillies, $140 per hour; or at negotiated project amounts.

3.   Term  of  Agreement.
     --------------------
     This  Agreement  shall  be  in  effect  until  December  31,  2006  (the
     "Term").

4.   Miscellaneous
     -------------

     (a)  Assignment.  All  of  the  terms,  provisions  and  conditions of this
          ----------
          Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

     (b)  Applicable  Law.  This  Agreement  shall  be  construed  in accordance
          ---------------
          with and governed by the laws of the State of Texas, excluding any provision which would require the use of the laws of any other jurisdiction.

     (c)  Entire  Agreement,  Amendments  and  Waivers.  This  Agreement
          --------------------------------------------
          constitutes the entire agreement of the parties hereto and expressly supersedes all prior and contemporaneous understandings and commitments, whether written or oral, with respect to the subject matter hereof. No variations, modifications, changes or extensions of this Agreement or any other terms hereof shall be binding upon any party hereto unless set forth in a document duly executed by such party or an authorized agent or such party.

     (d)  Indemnification.  XA  hereby  undertakes  and  agrees  to  indemnify
          ---------------
          Attorney and save it harmless from and against any claims, actions or suits which may be made or instituted against Attorney, and from and against any and all damages or losses suffered by Attorney by reason of or arising from the breach of any obligation of XA under this Agreement, or any incorrectness in, or breach of, any covenant, representation or warranty made by XA in this Agreement, including, but not limited to reasons relating to XA's disclosures and accuracy of information in the public markets. XA agrees to run all press releases by Attorney.

     (e)  Faxed  Copies.  For  purposes  of  this  Agreement,  a faxed signature
          -------------
          shall constitute an original signature.

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IN  WITNESS  WHEREOF,  the parties hereto have executed this Agreement as of the day  and  year  first  written  above.

                         DAVID  M.  LOEV,  ATTORNEY  AT  LAW

                         /s/  David  M.  Loev
                         --------------------



                         XA,  INC.

                         By:  /s/  Joseph  Wagner
                         ------------------------
                         JOSEPH  WAGNER
                         PRESIDENT

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